UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 87.7%
CONSUMER DISCRETIONARY - 14.6%
Automobiles - 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	200,000	$219,000

Distributors - 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	240,000	232,800

Diversified Consumer Services - 0.7%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	220,000	220,825	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	210,000	233,625
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	200,000	207,000	(a)

Total Diversified Consumer Services				661,450

Hotels, Restaurants & Leisure - 4.2%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	300,000	299,625	(a)
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	160,000	148,800	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	51,147	52,631	(a)(b)(c)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	415,313	377,395	(a)(b)(c)(d)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	160,000	125,000
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	370,000	348,725	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	200,000	218,500
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	140,000	131,600	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	220,000	233,200	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	160,000	160,000	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	370,000	381,794	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	360,000	372,600	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	313,000	332,562	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	270,000	260,550	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	140,000	148,400
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	480,000	513,600

Total Hotels, Restaurants & Leisure				4,104,982

Household Durables - 1.3%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	340,000	359,550	(a)(d)
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	50,000	56,125
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	260,000	282,100
William Lyon Homes PNW Finance Corp., Senior Notes	7.000%	8/15/22	220,000	223,850	(a)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	340,000	338,300	(a)

Total Household Durables				1,259,925

Media - 5.5%
Altice SA, Senior Secured Notes	7.750%	5/15/22	220,000	227,700	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000	127,800
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000	211,750
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	100,000	101,750
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	80,000	82,800
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	290,000	309,995

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Media - (continued)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	450,000	$460,125
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	270,000	265,275	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	210,000	176,774
MDC Partners Inc., Senior Notes	6.750%	4/1/20	280,000	289,800	(a)
MediaNews Group Inc.	12.000%	12/31/18	200,000	200,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	528,199	610,070	(a)(d)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	400,000	403,500	(a)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	110,000	110,825
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	150,000	148,500
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	330,000	355,162	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	145,000	155,875	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	360,000	373,500	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	200,000	201,000	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	200,000	199,500	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	310,000	298,375	(a)

Total Media				5,310,076

Multiline Retail - 0.3%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	270,000	285,525	(a)(d)

Specialty Retail - 1.8%
American Greetings Corp., Senior Notes	7.375%	12/1/21	20,000	20,950
CST Brands Inc., Senior Notes	5.000%	5/1/23	200,000	196,000
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	400,000	330,000	(a)
GameStop Corp., Senior Notes	5.500%	10/1/19	210,000	208,425	(a)
Group 1 Automotive Inc., Senior Notes	5.000%	6/1/22	170,000	165,325	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	560,000	431,200	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	352,000	356,400	(a)(d)

Total Specialty Retail				1,708,300

Textiles, Apparel & Luxury Goods - 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	212,100	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	160,000	165,600

Total Textiles, Apparel & Luxury Goods				377,700

TOTAL CONSUMER DISCRETIONARY				14,159,758

CONSUMER STAPLES - 2.9%
Beverages - 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	200,000	207,500	(a)
Crestview DS Merger Subordinated II Inc., Secured Notes	10.000%	9/1/21	250,000	277,500

Total Beverages				485,000

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	330,000	311,438	(a)

Food Products - 1.8%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	270,000	268,312	(a)
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	120,000	119,550
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	280,000	273,700	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	350,000	347,375	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	320,000	324,800	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	172,000	177,160	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Food Products - (continued)
WhiteWave Foods Co., Senior Notes	5.375%	10/1/22	180,000	$182,250

Total Food Products				1,693,147

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	280,000	274,400

TOTAL CONSUMER STAPLES				2,763,985

ENERGY - 20.2%
Energy Equipment & Services - 2.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	300,000	309,000
CGG, Senior Notes	6.500%	6/1/21	280,000	246,400
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	90,000	87,975	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	330,000	325,875	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	20,000	19,150	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	730,000	591,300	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	210,000	164,587	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	210,000	200,550	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	220,000	212,850
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	260,000	239,200	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	230,000	232,300	(a)

Total Energy Equipment & Services				2,629,187

Oil, Gas & Consumable Fuels - 17.5%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	420,000	445,200
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	180,000	192,600
Antero Resources Corp., Senior Notes	5.125%	12/1/22	230,000	223,962	(a)
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	100,000	99,875
Arch Coal Inc., Senior Notes	7.000%	6/15/19	340,000	182,325
Arch Coal Inc., Senior Notes	9.875%	6/15/19	270,000	157,950
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	60,000	56,175
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	250,000	245,625
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	190,000	185,250
California Resources Corp., Senior Notes	6.000%	11/15/24	350,000	360,500	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	190,000	181,450	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	200,000	204,000
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	90,000	94,050
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	80,000	89,600
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	280,000	305,900
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	210,000	203,700
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	280,000	308,000
CONSOL Energy Inc., Senior Notes	5.875%	4/15/22	200,000	197,750	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	419,313	369,258	(a)(d)
Crestwood Midstream Partners LP, Senior Notes	6.000%	12/15/20	40,000	40,400
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	240,000	241,800
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	240,000	246,000
Ecopetrol SA, Senior Notes	5.875%	9/18/23	130,000	143,813
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	150,000	184,875
El Paso LLC, Senior Secured Notes	6.500%	9/15/20	90,000	101,700
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	220,000	209,550
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	390,000	415,350	(a)
Gulfport Energy Corp., Senior Notes	7.750%	11/1/20	80,000	83,800	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	70,000	71,575
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	600,000	594,000

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	350,000	$372,750	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	5.500%	5/15/22	180,000	175,500	(a)
Jupiter Resources Inc., Senior Notes	8.500%	10/1/22	100,000	89,000	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	120,000	128,100	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	150,000	147,000
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	200,000	202,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	470,000	499,375
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	254,000	268,605
MEG Energy Corp., Senior Notes	6.500%	3/15/21	200,000	206,000	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	80,000	81,100	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	180,000	186,750	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	357,750	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	230,000	239,775
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	280,000	309,400	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	140,000	144,550
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	280,000	284,900
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	5.125%	7/15/19	170,000	166,813	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	210,000	219,450	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	310,000	321,237	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	170,000	165,325
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	350,000	328,835
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	146,265	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	520,000	535,730	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	90,000	94,725
QEP Resources Inc., Senior Notes	6.875%	3/1/21	40,000	43,600
QEP Resources Inc., Senior Notes	5.375%	10/1/22	260,000	256,100
QEP Resources Inc., Senior Notes	5.250%	5/1/23	150,000	146,250
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	230,000	152,950
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.000%	10/1/22	190,000	187,388
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	220,000	213,950
Rice Energy Inc., Senior Notes	6.250%	5/1/22	350,000	343,000	(a)
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	150,000	155,250	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	7/15/22	190,000	188,575	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	150,000	151,125	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	560,000	511,000
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	350,000	376,250
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	310,000	307,768	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	220,000	232,100	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	210,000	212,100	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000	161,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	330,000	324,225
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	70,000	71,750
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	233,000	249,310
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	300,000	303,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - (continued)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	170,000		$178,925

Total Oil, Gas & Consumable Fuels					16,872,834

TOTAL ENERGY					19,502,021

FINANCIALS - 7.8%
Banks - 4.5%
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	100,000	EUR	125,520	(f)
Banco Espirito Santo SA, Senior Notes	4.000%	1/21/19	100,000	EUR	114,306	(f)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	260,000		245,700	(g)(h)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	200,000		215,300
CIT Group Inc., Senior Notes	5.500%	2/15/19	270,000		283,331	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	340,000		338,300
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	150,000		148,760	(g)(h)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	155,000		205,375	(a)(g)(h)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		348,750	(a)(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	230,000		230,000	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	130,000		124,150	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	300,000		306,996	(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	450,000		528,750	(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	100,000		105,020
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	100,000		115,071
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	500,000	AUD	516,269	(f)(g)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	350,000		357,875	(g)(h)

Total Banks					4,309,473

Consumer Finance - 1.4%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	100,000		125,000
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	160,000		167,200
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	390,000		399,262
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	EUR	352,738	(f)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	140,000		157,325
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	180,000		180,000	(a)

Total Consumer Finance					1,381,525

Diversified Financial Services - 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	4.500%	5/15/21	250,000		242,812	(a)

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	150,000		157,875	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	210,000		248,063	(a)

Total Insurance					405,938

Real Estate Investment Trusts (REITs) - 0.8%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	250,000		249,062
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	290,000		291,450	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Real Estate Investment Trusts (REITs) - (continued)
Geo Group Inc., Senior Notes	5.875%	10/15/24	230,000	$231,725

Total Real Estate Investment Trusts (REITs)				772,237

Real Estate Management & Development - 0.4%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	420,000	435,750	(a)

TOTAL FINANCIALS				7,547,735

HEALTH CARE - 4.1%
Biotechnology - 0.2%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	200,000	198,000	(a)

Health Care Equipment & Supplies - 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	250,000	250,625
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	700,000	697,375

Total Health Care Equipment & Supplies				948,000

Health Care Providers & Services - 2.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	208,000	240,240
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	110,000	113,850
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	240,000	252,600
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	80,000	81,600
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	400,000	430,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	240,000	255,600	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	90,000	101,475
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	530,000	556,500
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	220,000	207,900

Total Health Care Providers & Services				2,239,765

Pharmaceuticals - 0.6%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	290,000	293,951	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	230,000	249,550	(a)

Total Pharmaceuticals				543,501

TOTAL HEALTH CARE				3,929,266

INDUSTRIALS - 15.8%
Aerospace & Defense - 1.9%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	250,000	251,875	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	460,000	461,725	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	380,000	412,775
Erickson Inc., Secured Notes	8.250%	5/1/20	444,000	424,020
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	160,000	160,800	(a)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	130,000	128,700

Total Aerospace & Defense				1,839,895

Air Freight & Logistics - 0.2%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	190,000	197,125	(a)

Airlines - 2.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	120,000	125,658	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	104,323	116,320
American Airlines, Pass Through Trust, Secured Bonds	6.125%	7/15/18	220,000	228,800	(a)
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	188,451	195,047	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	193,079	206,595	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	272,103	280,266	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - (continued)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	105,118	$118,258
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	188,376	210,039	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	190,000	200,925	(a)
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	350,000	350,875
United Airlines Inc., Pass Through Trust, Secured Notes	4.625%	9/3/22	230,000	228,850
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	160,000	166,000
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	105,534	113,976
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	120,000	124,200

Total Airlines				2,665,809

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	290,000	277,675	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	400,000	382,500

Total Building Products				660,175

Commercial Services & Supplies - 2.2%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	80,000	80,000	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	230,000	258,750	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	380,000	393,300
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	346,000	371,950	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	65,000	69,875	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	400,000	406,000
West Corp., Senior Notes	5.375%	7/15/22	550,000	508,750	(a)

Total Commercial Services & Supplies				2,088,625

Construction & Engineering - 1.8%
Aecom Technology Corp., Senior Notes	5.875%	10/15/24	330,000	333,712	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	350,000	324,625	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	420,000	417,900	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	370,000	375,550	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	290,000	293,625	(a)

Total Construction & Engineering				1,745,412

Electrical Equipment - 0.7%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	240,000	258,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	210,000	220,500	(a)
WESCO Distribution Inc., Senior Notes	5.375%	12/15/21	190,000	189,525

Total Electrical Equipment				668,625

Machinery - 1.0%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	170,000	181,900	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	340,000	358,700	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	300,000	334,500
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	130,000	142,025	(a)

Total Machinery				1,017,125

Marine - 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	71,471	60,267	(d)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Marine - (continued)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	284,000	$285,775
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	300,000	291,000	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	290,000	307,400

Total Marine				944,442

Road & Rail - 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	270,000	282,825	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	50,000	51,000	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	150,000	153,375	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	450,000	485,438	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	170,000	170,425	(a)

Total Road & Rail				1,143,063

Trading Companies & Distributors - 1.0%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	340,000	342,550	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	290,000	308,850	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	300,000	321,750

Total Trading Companies & Distributors				973,150

Transportation - 1.4%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	290,000	304,500	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	390,000	397,800	(a)(d)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	360,000	358,200	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	280,000	282,800	(a)

Total Transportation				1,343,300

TOTAL INDUSTRIALS				15,286,746

INFORMATION TECHNOLOGY - 3.0%
Electronic Equipment, Instruments & Components - 0.6%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	230,000	236,900
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	50,000	52,563
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	190,000	186,675	(a)
Zebra Technologies Corp., Senior Notes	7.250%	10/15/22	170,000	170,000	(a)

Total Electronic Equipment, Instruments & Components				646,138

Internet Software & Services - 0.4%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	200,000	201,000	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	150,000	171,750

Total Internet Software & Services				372,750

IT Services - 1.7%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	260,000	252,850	(a)
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	250,000	237,500	(a)
First Data Corp., Secured Notes	8.750%	1/15/22	180,000	191,700	(a)(d)
First Data Corp., Senior Notes	12.625%	1/15/21	450,000	540,000
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	202,000	234,825
Interactive Data Corp., Senior Notes	5.875%	4/15/19	160,000	160,200	(a)

Total IT Services				1,617,075

Software - 0.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	160,000	166,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Software - (continued)
Audatex North America Inc., Senior Notes	6.125%	11/1/23	90,000		$92,700	(a)

Total Software					259,500

TOTAL INFORMATION TECHNOLOGY					2,895,463

MATERIALS - 9.1%
Chemicals - 1.6%
Axiall Corp., Senior Notes	4.875%	5/15/23	180,000		173,475
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	100,000		96,375
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	210,000		212,100
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	210,000		214,463
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	150,000		151,875	(a)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	189,000	EUR	248,265	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	110,000	EUR	153,831	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	139,846	(f)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	132,000	EUR	170,908	(f)

Total Chemicals					1,561,138

Construction Materials - 0.6%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	380,000		373,350	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	240,000		237,600	(a)

Total Construction Materials					610,950

Containers & Packaging - 2.7%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	230,000		232,300	(a)(d)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	460,000		497,950	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	49,412		50,153	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.234%	12/15/19	310,000		301,087	(a)(g)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	300,000		303,000	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	200,000		210,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	570,000		609,900
Pactiv LLC, Senior Notes	7.950%	12/15/25	10,000		10,600
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	410,000		419,225

Total Containers & Packaging					2,634,215

Metals & Mining - 3.2%
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	190,000		190,950	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	250,000		217,500	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	310,000		292,175
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	180,000		185,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	80,000		83,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	390,000		398,288	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	320,000		49,600	(a)(b)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	2,911		0	(b)(c)(i)
Prince Mineral Holding Corp., Senior Secured Notes	12.000%	12/15/19	140,000		157,500	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	260,000		274,950
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	384,782	(a)(d)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	300,000		253,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	390,000		429,975

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - (continued)
Walter Energy Inc., Senior Secured Notes	9.500%	10/15/19	140,000	$128,100	(a)

Total Metals & Mining				3,045,720

Paper & Forest Products - 1.0%
Appvion Inc., Secured Notes	9.000%	6/1/20	320,000	269,200	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	460,000	427,512
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000	262,600

Total Paper & Forest Products				959,312

TOTAL MATERIALS				8,811,335

TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 3.5%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	250,000	268,750
CenturyLink Inc., Senior Notes	5.800%	3/15/22	130,000	133,900
CenturyLink Inc., Senior Notes	6.750%	12/1/23	60,000	64,575
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	67,375
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	520,000	548,600	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	400,000	383,500
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	120,000	128,550
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	520,000	565,500
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	200,000	215,750
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	360,000	404,100
Windstream Corp., Senior Notes	7.750%	10/1/21	110,000	117,700
Windstream Corp., Senior Notes	7.500%	4/1/23	460,000	473,800

Total Diversified Telecommunication Services				3,372,100

Wireless Telecommunication Services - 2.6%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	90,000	86,400
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	730,000	800,262
Sprint Corp., Senior Notes	7.875%	9/15/23	780,000	828,750	(a)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	470,000	470,588
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	410,000	378,225	(a)

Total Wireless Telecommunication Services				2,564,225

TOTAL TELECOMMUNICATION SERVICES				5,936,325

UTILITIES - 4.1%
Electric Utilities - 1.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	530,000	585,650
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	422,539	451,060
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	350,000	374,500
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	92,532	94,846

Total Electric Utilities				1,506,056

Gas Utilities - 0.4%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	165,832
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	260,000	248,950

Total Gas Utilities				414,782

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Independent Power and Renewable Electricity Producers - 2.1%
AES Corp., Senior Notes	4.875%	5/15/23	300,000	$286,500
AES Corp., Senior Notes	5.500%	3/15/24	60,000	58,650
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	30,000	30,450
Calpine Corp., Senior Secured Notes	6.000%	1/15/22	420,000	446,250	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipt	—	—	140,000	0	(b)(c)(e)(i)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	540,000	573,750	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	370,000	391,275	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	243,574	270,367

Total Independent Power and Renewable Electricity Producers				2,057,242

TOTAL UTILITIES				3,978,080

TOTAL CORPORATE BONDS & NOTES (Cost - $84,558,788)				84,810,714

CONVERTIBLE BONDS & NOTES - 0.3%
MATERIALS - 0.3%
Chemicals - 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	80,000	73,500

Metals & Mining - 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/20/19	260,000	260,000	(a)(b)(c)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $333,446)				333,500

SENIOR LOANS - 4.5%
CONSUMER DISCRETIONARY - 1.8%
Hotels, Restaurants & Leisure - 1.0%
Burger King Newco, Senior Secured Bridge Loan	—	11/26/14	300,000	300,000	(b)(c)(j)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	290,000	294,350	(k)(l)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	330,000	358,050	(k)(l)

Total Hotels, Restaurants & Leisure				952,400

Household Durables - 0.1%
William Lyon Homes Inc., Bridge Term Loan	—	8/12/22	87,692	87,692	(c)(j)

Media - 0.3%
AP NMT Acquisition BV, USD Second Lien Term Loan	10.000%	7/31/22	320,000	295,800	(k)(l)

Specialty Retail - 0.4%
Camping World Inc., Term Loan	5.750%	2/20/20	333,625	334,876	(k)(l)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000	93,334	(k)(l)

Total Specialty Retail				428,210

TOTAL CONSUMER DISCRETIONARY				1,764,102

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	120,000	119,400	(k)(l)

HEALTH CARE - 0.9%
Health Care Equipment & Supplies - 0.2%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	174,646	173,991	(k)(l)

Health Care Providers & Services - 0.7%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	200,000	200,125	(k)(l)
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	10/10/16	240,000	238,800	(b)(k)(l)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - (continued)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	260,000		$260,975	(k)(l)

Total Health Care Providers & Services					699,900

TOTAL HEALTH CARE					873,891

INDUSTRIALS - 0.3%
Machinery - 0.3%
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	270,000		266,288	(k)(l)

MATERIALS - 0.3%
Chemicals - 0.3%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000		237,475	(k)(l)

UTILITIES - 1.1%
Independent Power and Renewable Electricity Producers - 1.1%
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.250%	6/19/16	926,974		924,077	(k)(l)
TPF II LC LLC, New Term Loan B	—	9/11/21	170,000		170,000	(j)

TOTAL UTILITIES					1,094,077

TOTAL SENIOR LOANS (Cost - $4,323,066)					4,355,233

SOVEREIGN BONDS - 0.6%
Mexico - 0.6%
United Mexican States, Bonds (Cost - $599,668)	6.500%	6/9/22	7,188,000	MXN	555,411

			SHARES
COMMON STOCKS - 3.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Ford Motor Co.			16,174		239,213

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			22,038		0	*(b)(c)(i)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1		27,313	*(b)

TOTAL CONSUMER DISCRETIONARY					266,526

ENERGY - 1.0%
Energy Equipment & Services - 1.0%
KCAD Holdings I Ltd.			108,106,087		994,252	*(b)(c)

FINANCIALS - 0.8%
Banks - 0.7%
Citigroup Inc.			6,981		361,756
JPMorgan Chase & Co.			4,380		263,851

Total Banks					625,607

Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			2,825		105,090	*

TOTAL FINANCIALS					730,697

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Physiotherapy Associates Holdings Inc.			3,500		168,000	*(b)(c)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY			SHARES	VALUE
INDUSTRIALS - 1.0%
Marine - 1.0%
DeepOcean Group Holding AS			33,669	$954,449	*(b)(c)
Horizon Lines Inc., Class A Shares			123,758	50,740	*

TOTAL INDUSTRIALS				$1,005,189

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			638,674	36,907	*

TOTAL COMMON STOCKS (Cost - $3,227,042)				3,201,571

	RATE
PREFERRED STOCKS - 1.8%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Rex Energy Corp.	6.000%		1,000	97,750

FINANCIALS - 1.7%
Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		36,969	983,745	(g)

Diversified Financial Services - 0.7%
Citigroup Capital XIII	7.875%		25,825	695,209	(g)

TOTAL FINANCIALS				1,678,954

TOTAL PREFERRED STOCKS (Cost - $1,647,408)				1,776,704

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.2%
Jack Cooper Holdings Corp.		12/15/17	668	110,220	*(a)
Jack Cooper Holdings Corp.		5/6/18	297	49,005	*(a)

TOTAL WARRANTS (Cost - $16,238)				159,225

TOTAL INVESTMENTS - 98.4% (Cost - $94,705,656#)				95,192,358
Other Assets in Excess of Liabilities - 1.6%				1,522,448

TOTAL NET ASSETS - 100.0%				$96,714,806

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of September 30, 2014.

(f)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	All or a portion of this loan is unfunded as of September 30, 2014. The interest rate for fully unfunded term loans is to be determined.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
EUR	— Euro
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Notes to Schedule of Investments (unaudited) (continued)

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$13,529,732	$630,026		$14,159,758
Materials	—	8,811,335	0	*	8,811,335
Utilities	—	3,978,080	0	*	3,978,080
Other corporate bonds & notes	—	57,861,541	—		57,861,541
Convertible bonds & notes	—	73,500	260,000		333,500
Senior loans:
Consumer discretionary	—	1,676,410	87,692		1,764,102
Other senior loans	—	2,591,131	—		2,591,131
Sovereign bonds	—	555,411	—		555,411
Common stocks:
Consumer discretionary	$239,213	27,313	0	*	266,526
Energy	—	—	994,252		994,252
Health care	—	—	168,000		168,000
Industrials	50,740	—	954,449		1,005,189
Other common stocks	767,604	—	—		767,604
Preferred stocks	1,776,704	—	—		1,776,704
Warrants	—	159,225	—		159,225

Total investments	$2,834,261	$89,263,678	$3,094,419		$95,192,358

Other financial instruments:
Forward foreign currency contracts	—	$97,708	—		$97,708
Centrally cleared credit default swaps on credit indices - buy protection	—	24,452	—		24,452

Total other financial instruments	—	$122,160	—		$122,160

Total	$2,834,261	$89,385,838	$3,094,419		$95,314,518

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$509	—		$509

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

	CORPORATE BONDS & NOTES							SENIOR LOANS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	MATERIALS		UTILITIES		CONVERTIBLE BONDS & NOTES	CONSUMER DISCRETIONARY	TOTAL
Balance as of December 31, 2013	$562,130	$581,017	$40,000		$0	*	—	—	$1,183,147
Accrued premiums/discounts	4,661	2,049			—		—	—	6,710
Realized gain (loss)	—	(31,419)	19,499		—		—	—	(11,420)
Change in unrealized appreciation (depreciation)[1]	(29,057)	(49,262)			—		—	—	(78,319)
Purchases	92,292	43,905	20,001				$260,000	87,692	503,890
Sales	—	(177,033)	(79,500)		—		—	—	(257,033)
Transfers into Level 3	—	—	—		—		—	—	—
Transfers out of Level 3[2]	—	(369,257)	—		—		—	—	(369,257)

Balance as of September 30, 2014	$630,026	—	$0	*	$0	*	$260,000	$87,692	$977,718

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014[1]	$(29,057)	—	—		—		—	—	$(29,057)

	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	TOTAL
Balance as of December 31, 2013	$44,076	$921,712	—	$1,109,579	$2,075,367
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	(16,763)	72,540	$(111,021)	(155,130)	(210,374)
Purchases	—	—	279,021	—	279,021
Sales	—	—	—	—	—
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[2]	(27,313)	—	—	—	(27,313)

Balance as of September 30, 2014	$0 *	$994,252	$168,000	$954,449	$2,116,701

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014[1]	$(44,076)	$72,540	$(111,021)	$(155,130)	$(237,687)

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 9/30/14 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$994	Market Approach	EBITDA Multiple	5.84x	Increase
			Liquidity Discount	8.22%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security

Notes to Schedule of Investments (unaudited) (continued)

at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2014, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective

Notes to Schedule of Investments (unaudited) (continued)

referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

(h) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in

Notes to Schedule of Investments (unaudited) (continued)

other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Portfolio under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $509. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,324,620
Gross unrealized depreciation	(2,837,918)

Net unrealized appreciation	$486,702

At September 30, 2014, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro	Citibank N.A.	10,015	$12,653	11/14/14	$(509)

Contracts to Sell:
Euro	Citibank N.A.	213,566	269,822	11/14/14	16,269
Euro	Royal Bank of Scotland PLC	1,099,285	1,388,855	11/14/14	81,439

					97,708

Net unrealized appreciation on open forward foreign currency contracts					$97,199

At September 30, 2014, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$1,553,310	6/20/19	5.000% quarterly	$(93,988)	$(106,773)	$12,785
BNP Paribas (Markit CDX.NA.HY.22 Index)	425,700	6/20/19	5.000% quarterly	(25,758)	(35,780)	10,022
Barclays Capital Inc. (Markit CDX.NA.HY.22 Index)	445,500	6/20/19	5.000% quarterly	(26,956)	(28,601)	1,645

Total	$2,424,510			$(146,702)	$(171,154)	$24,452

Notes to Schedule of Investments (unaudited) (continued)

[1]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2014.

	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Total
Foreign Exchange Risk	$97,708	$(509)	—	$97,199
Credit Risk	—	—	$24,452	24,452

Total	$97,708	$(509)	$24,452	$121,651

During the period ended September 30, 2014, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$90,794
Forward foreign currency contracts (to sell)	1,855,906

Average Notional Balance
Credit default swap contracts (to buy protection)	$3,750,622

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: November 25, 2014

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 25, 2014